Exhibit 10.25

AMENDMENT NO. 6 TO LOAN AGREEMENT

This AMENDMENT NO. 6 TO LOAN AGREEMENT (this “Amendment”), dated as of March 4, 2025, is entered into by and among ORION GROUP HOLDINGS, INC., a Delaware corporation (“Orion”), the Subsidiaries of Orion identified on the signature pages hereto as “Borrowers” (together with Orion, each, a “Borrower”, and collectively “Borrowers”), the Lenders party hereto and WHITE OAK COMMERCIAL FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”, and the Administrative Agent together with the Collateral Agent, the “Agents”, and each, an “Agent”).

WHEREAS, the Borrowers, the several financial institutions from time to time party thereto as Lenders, and the Agents are parties to that certain Loan Agreement dated as of May 15, 2023 (as amended, restated, modified or supplemented from time to time, the “Loan Agreement”);

WHEREAS, the Borrowers have requested that the Agents and the Lenders amend the Loan Agreement in certain respects, and Agents and the Lenders are willing to do so on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1.Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Loan Agreement.

2.Amendments to Loan Agreement. In reliance upon the representations and warranties of each Loan Party set forth in Section 4 below and subject to the satisfaction of the conditions to effectiveness set forth in Section 3 below, the Loan Agreement is hereby amended as follows

(a)Section 1.01 of the Loan Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order:

“Extended Reporting Period” means the period commencing when (x) Average Revolver Usage (calculated, in each case, for the thirty (30) day period ending on each such date) has been less than $5,000,000 for thirty (30) consecutive days, (y) no Default or Event of Default has occurred and is continuing, and (z) no Increased Reporting Period has been in effect for the previous thirty (30) consecutive days, and continuing until the earlier of (1) the commencement of an Increased Reporting Period, (2) the occurrence of a Default or an Event of Default, and (3) Average Revolver Usage, calculated for the immediately preceding thirty (30) day period, being equal to or exceeding $5,000,000.

“Joint Venture” and “joint venture” means a joint venture with a Person that is neither a Loan Party nor a Subsidiary of a Loan Party, whether pursuant to a contractual joint venture agreement or by way of formation of a Person constituting a joint venture.

“Sixth Amendment Effective Date” means March 4, 2025. Section 1.01 of the Loan Agreement is hereby amended by amending and restating the following defined terms in their entirety as follows:

“Applicable Margin” means, as of any date of determination, with respect to any (a) Term Loan, six and a half percent (6.50%) per annum, and (b) Revolver Loan, the applicable margin set forth in the following table that corresponds to the Average Excess

Revolver Availability of Borrowers for the most recently completed month (to be re- determined as of the first day of each month) and either Consolidated EBITDA (prior to the Covenant Toggle Date) or, Consolidated Fixed Charge Coverage Ratio (from and after the Covenant Toggle Date), of Borrowers for the most recently completed Fiscal Quarter for which financial statements and a certified calculation of Consolidated EBITDA and Consolidated Fixed Charge Coverage Ratio have been delivered pursuant to Section 6.01(a) or (b), as applicable, and Section 6.02(a) (to be re-determined as of the first day of each month, commencing with September 1, 2023, following the month in which such financial statements and Compliance Certificate are delivered):

Level	Average Excess Revolver Availability, Consolidated EBITDA and Consolidated Fixed Charge Coverage Ratio	Applicable Margin for Revolver Loans not predicated on the Surety Bond Accounts Formula Amount	Applicable Margin for Revolver Loans predicated on the Surety Bond Accounts Formula Amount
I

Average Excess Revolver Availability of ≥ $35,000,000 and Consolidated EBITDA (prior to the Covenant Toggle Date) of ≥ the Applicable Level I EBITDA Threshold, and Consolidated Fixed Charge Coverage Ratio (from and after the Covenant Toggle Date)

		4.25 percentage points	4.75 percentage points
of ≥ 1.20:1.00 (collectively, the “Level I Requirement s”)

II

Average Excess Revolver Availability of ≥ $20,000,000, and Consolidated EBITDA (prior to the Covenant Toggle Date) of ≥ the Applicable Level II/III EBITDA Threshold and Consolidated Fixed Charge Coverage Ratio (from and after the Covenant Toggle Date) of ≥ 1.00:1.00, and the Level I Requirements are not met

		4.50 percentage points	5.00 percentage points
III	Average Excess Revolver Availability of < $20,000,000, Consolidated EBITDA (prior to the Covenant Toggle Date) of < the Applicable Level II/III EBITDA Threshold, or	4.75 percentage points	5.25 percentage points

Consolidated Fixed Charge Coverage Ratio (from and after the Covenant Toggle Date) of < 1.00:1.00

Average Excess Revolver Availability shall be calculated by Administrative Agent based on the Borrowing Base Reports delivered by Administrative Borrower during the preceding Fiscal Month, and the Consolidated EBITDA and Consolidated Fixed Charge Coverage Ratio shall be reported by the Borrowers in each Compliance Certificate delivered for a Fiscal Quarter end in accordance with Section 6.02(a); provided, however, that solely for purposes of determining the Applicable Margin, the Consolidated Fixed Charge Coverage Ratio shall be based on a Semi-Annual Test Period. Any increase or decrease in the Applicable Margin resulting from a change in Average Excess Revolver Availability and/or the Consolidated EBITDA or Consolidated Fixed Charge Coverage Ratio, as applicable, shall become effective as of the first calendar day of each Fiscal Month; provided, that if the Borrowing Base Reports (including any required financial information in support thereof), annual or quarterly financial statements or Compliance Certificates are not delivered when due, then Level III shall apply until such time as such Borrowing Base Reports and supporting information, financial statements and Compliance Certificates, as applicable, are delivered. In the event that the information regarding the Consolidated EBITDA or the Consolidated Fixed Charge Coverage Ratio contained in any Compliance Certificate delivered pursuant to Section 6.02(a) is shown to be inaccurate, and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin actually applied for such Applicable Period, then (i) Borrowers shall immediately deliver to Administrative Agent a correct Compliance Certificate for such Applicable Period, (ii) the Applicable Margin shall be determined as if the correct Applicable Margin (as set forth in the table above) were applicable for such Applicable Period, and (iii) Borrowers shall immediately deliver to Administrative Agent full payment in respect of the accrued additional interest as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by Administrative Agent to the affected Obligations. Any adjustment in the Applicable Margin shall be applicable to all Revolver Loans then existing or subsequently made during the applicable period for which the relevant Applicable Margin applies.

Notwithstanding anything to the contrary set forth in this definition, if the 2024 Liquidity Transactions do not occur on or prior to September 30, 2024, then the Applicable Margin shall be increased by 0.50 percentage points on each of (x) October 1, 2024 and (y) the first day of every 7 day period after October 1, 2024, until the 2024 Liquidity Transactions have occurred, at which time any increases in the Applicable Margin that have occurred as a result of such missed deadline shall cease to be effective; provided, that the Applicable Margin shall not be increased by more than 2.00 percentage points in the aggregate at any time as a result of this sentence. Additionally, if the 2024 Liquidity Transactions do not occur on or prior to September 30, 2024, then Level III shall apply as of the end of such deadline until the 2024 Liquidity Transactions occur.

“Capital Expenditures” means, with respect to any Person, all expenditures (whether paid in cash or other consideration or accrued as a liability and including that portion of Capital Leases that is capitalized on the balance sheet of such Person including in connection with a sale leaseback transaction) by such Person for the acquisition or leasing of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) that are required to be capitalized under GAAP on a balance sheet of such Person. For purposes of this definition, but without duplication: (a) the amount of any Capital Expenditure in connection with the purchase of any of equipment that is purchased simultaneously with the trade-in of existing equipment owned by such Person thereof or with insurance proceeds shall be the result of (i) the gross amount of the purchase price, minus (ii) the credit granted by the seller of such equipment for such equipment being traded in at such time, or the amount of such proceeds, as the case may be; (b) Capital Expenditures shall be offset (but not to an amount less than zero) by the amount of sale proceeds (excluding gains) from the Disposition of fixed or capital assets or additions to equipment (other than any such proceeds of the Specified Sale Leaseback Transactions or any other Specified Asset Disposition) that are not otherwise treated as a credit pursuant to the foregoing clause (a) or attributable to an exclusion from Capital Expenditures pursuant to the following clause (c), and (c) the following shall not constitute “Capital Expenditures”: (i) an acquisition to the extent made with the proceeds of a Disposition in accordance with Section 7.05(c), (ii) expenditures to the extent that they are made to effect leasehold improvements to any property leased by such Person as lessee, to the extent that such expenses have been reimbursed in cash by the landlord that is not a Loan Party or a Subsidiary thereof, (iii) expenditures to the extent that they are actually paid for by a third party (excluding any Loan Party or any Subsidiary thereof) and for which no Loan Party or any Subsidiary thereof has provided or is required to provide or incur, directly or indirectly, any consideration or monetary obligation to such third party or any other person (whether before, during or after such period), (iv) expenditures to the extent that they are made to effect leasehold improvements or other capital improvements with respect to the Houston Lease and the amount of such expenditures does not exceed $16,000,000, and (v) expenditures financed with the proceeds of capital contributions to, or issuances of qualified Equity Interests by, Orion that are received by Orion substantially contemporaneously with the making of such expenditure.

“Consolidated EBITDA” means, for any applicable Test Period, for Loan Parties and their Subsidiaries on a consolidated basis, the sum for such period of (without duplication): (a) Consolidated Net Income; plus (b) Consolidated Interest Expense (net of interest income) to the extent included in the determination of such Consolidated Net Income; plus (c) all amounts treated as expenses for depreciation and the amortization of intangibles of any kind, but in each case only to the extent included in the determination of such Consolidated Net Income; plus (d) all accrued taxes on or measured by income and distributions for such taxes, but in each case only to the extent deducted in the determination of such Consolidated Net Income; plus (e) fees, charges and expenses incurred by the Loan Parties and their Subsidiaries in connection with the execution, delivery and performance by each Loan Party and their applicable Subsidiaries of the Loan Documents to which they are or are intended to be a party and the funding of Loans thereunder, in an aggregate amount not to exceed $6,000,000, but in each case only to the extent included in the determination of such Consolidated Net Income; plus (f) non-cash charges, expenses and losses (including, without limitation, all of the foregoing incurred in connection with equity based compensation or equity based incentive plan), but in each case only to the extent included in the determination of such Consolidated Net Income; plus (g) all extraordinary, unusual or one-time or non-recurring non-cash losses or expenses so long as not related to a future cash payment, but in each case only to the extent included in the determination of such Consolidated Net Income; plus (h) all extraordinary, unusual, or one-time or non-recurring cash losses or expenses but in each case only to the extent approved by Administrative Agent in writing, and only to the extent included in the determination of such Consolidated Net Income; plus (i) [reserved]; plus (j) fees, costs and expenses incurred by the Loan Parties in connection with amendments, modifications and consents related to the Loan Documents, but in each case only to the extent included in the determination of such Consolidated Net Income; plus (k) fees, charges and expenses incurred by the Loan Parties and their Subsidiaries in connection with the implementation, upgrade or maintenance of an enterprise resource planning system, in an aggregate amount not to exceed $1,650,000; minus (l) non-cash income, gains or profits realized during such period, but in each case only to the extent included in the determination of such Consolidated Net Income; minus (m) cash income, gains or profits related to any Specified Sale Leaseback Transaction and any other Specified Asset Disposition, but in each case only to the extent included in the determination of such Consolidated Net Income, minus (n) cash income, gains or profits in excess of $2,500,000 for any TFQ Test Period (or a pro-rated amount thereof for any shorter Test Period) realized during such period from any other Disposition of Equipment not deducted pursuant to the foregoing clause (l), but in each case only to the extent included in the determination of such Consolidated Net Income.”

“Investment” means, as to any Person or Joint Venture, any direct or indirect acquisition or investment by such Person in another Person or Joint Venture, whether by means of: (a) an Acquisition with respect to another Person or (b) a loan, advance or capital contribution to, Guarantee or assumption of Debt of, or purchase or other acquisition of any other debt or Equity Interests in, another Person or Joint Venture, including any partnership, limited liability company or Joint Venture interest in such other Person or Joint Venture and any arrangement pursuant to which the investor Guarantees Debt of such other Person or Joint Venture. For purposes of covenant compliance, the amount of any Investment (i) shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment, less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person), (ii) if made by the transfer or exchange of property other than cash, shall be deemed to be the original principal or capital amount equal to the fair market value of such property at the time of such transfer or exchange, and (iii) if made in the form of a Guarantee or acquisition or assumption of Debt, shall be deemed the maximum principal amount of such Debt or maximum value of the obligation Guaranteed when made, as applicable.

“Make-Whole Amount” means in connection with any Prepayment Event, in each case, with respect to (x) all or any portion of the outstanding principal balance of the Term Loan: (a) if such event occurs (i) prior to April 24, 2026, the Term Loan Minimum Interest Amount; (ii) on or after April 24, 2026 but prior to April 24, 2027, two percent (2.0%) of the amount of the Term Loans subject to such Prepayment Event; (iii) on or after April 24, 2027 but prior to April 24, 2028, one half of one percent (0.5%) of the amount of the applicable Term Loans subject to such Prepayment Event; and (iv) on or after April 24, 2028, no Make-Whole Amount is applicable and (y) any reduction or termination of the Revolver Commitments: (a) if such event occurs (i) prior to April 24, 2026, the Revolver Minimum Interest Amount; (ii) on or after April 24, 2026 but prior to April 24, 2027, two percent (2.0%) of the amount of the Revolver Commitments subject to such Prepayment Event; (iii) on or after April 24, 2027 but prior to April 24, 2028, one half of one percent

(0.5%) of the amount of the Revolver Commitments subject to such Prepayment Event; and (iii) on or after April 24, 2028, no Make-Whole Amount is applicable.

“Revolver Commitment Termination Date” means the earliest to occur of (a) May 15, 2028; (b) the date on which the Revolver Commitments are permanently reduced to zero pursuant to Section 2.01(b); and (c) the date on which the Revolver Commitments are terminated pursuant to Section 2.01(b)(iii).

“Revolver Minimum Interest Amount” means, as of any date of determination, an amount equal to the aggregate amount of interest which would have otherwise been payable on Revolver Loans if the Average Revolver Usage calculated from the Sixth Amendment Effective Date through the date of the occurrence of the Prepayment Event had been outstanding from the date of the occurrence of the Prepayment Event until April 24, 2026.

“Specified Transaction” means any prepayment of Debt, Restricted Payment (or declaration of any prepayment or Restricted Payment) or Investment in a Joint Venture pursuant to Section 7.02(g).

“Term Loan Maturity Date” means the earlier of (i) May 15, 2028 and (ii) the date that all Term Loans shall become due and payable in full hereunder, whether by acceleration or otherwise.

“Term Loan Minimum Interest Amount” means, as of any date of determination, an amount equal to the aggregate amount of interest which would have otherwise been payable on all or that portion of the Term Loans subject to the Prepayment Event from the occurrence of the Prepayment Event until April 24, 2026.

(b)Section 2.03(e) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(e)Payments Under Certain Circumstances. Notwithstanding anything to the contrary contained herein, upon the (i) prepayment of all or any part of the principal balance of the Term Loan pursuant to Section 2.03(b), (ii) prepayment of all or any part of the principal balance of the Term Loan pursuant to Section 2.03(c)(i), (ii), (iii), (iv) or (vi), or (iii) any reduction or the termination of the Revolver Commitments, (iv) in the event of any payment of principal on the Revolver Loans made, required to be made or deemed to be made in connection with any repricing, refinancing or replacement of any Revolver Loans through any waiver, consent or amendment, in each case prior to the Revolver Commitment Termination Date, or (v) the acceleration of the Obligations or any portion thereof prior to the Maturity Date as a result of or upon the occurrence of an Event of Default, including in the event that the Obligations or any portion thereof are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure or by other similar means (each of clauses (i) through (v) referred to herein as a “Prepayment Event”; provided that the foregoing clauses (i) through (iv) shall only be deemed to be a Prepayment Event to the extent the aggregate principal amount of the Term Loans and Revolving Commitments has been reduced to less than $55,000,000), then, in view of the impracticability and extreme difficulty of ascertaining the actual amount of damages to the Lenders or profits lost by the Lenders as a result of such Prepayment Event, and by mutual agreement of the parties as to a reasonable estimation and calculation of the lost profits or damages of the Lenders, each Borrower agrees to pay to Administrative

Agent, for the pro rata benefit of all of the Lenders entitled to a portion of the principal amount of the Term Loan subject to such Prepayment Event, and each Borrower agrees to pay to the Administrative Agent, for the pro rata benefit of the Revolver Lenders entitled to a portion of the principal amount of the Revolver Loans subject to such Prepayment Event, in immediately available funds, measured as of the date of the occurrence of such Prepayment Event, the applicable Make-Whole Amount. The Make-Whole payable in accordance with the immediately preceding sentence shall be presumed to be the liquidated damages sustained by each Lender as the result of the early termination, and each Borrower agrees that it is reasonable under the circumstances. Without limiting the generality of the foregoing, it is understood and agreed that, as set forth in clauses (iii), (iv) and (v) of the definition of “Prepayment Event”, if the Revolver Commitments are reduced or terminated, if all or any portion of the Obligations are accelerated prior to April 24, 2028 as a result of or upon the occurrence of an Event of Default, the Make-Whole Amount, determined as of the date of acceleration or the reduction or termination of the Revolver Commitments, as applicable, will also be due and payable as though said Obligations were voluntarily prepaid and the Revolver Commitments were terminated as of such date and shall constitute part of the Obligations. The Make-Whole Amount shall also be payable in the event the Obligations are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure, or by any other similar means. Each Borrower expressly agrees that: (A) the Make-Whole Amount is reasonable and is the product of an arm’s length transaction between sophisticated parties, ably represented by counsel, (B) the Make-Whole Amount shall be payable notwithstanding the then prevailing market rates at the time payment is made, (C) there has been a course of conduct between Lenders and Borrowers giving specific consideration in this transaction for such agreement to pay the Make-Whole Amount and (D) Borrowers shall be estopped hereafter from claiming differently than as agreed to in this paragraph. Each Borrower expressly acknowledges that its agreement to pay the Make-Whole Amount as herein described is a material inducement to the Lenders to provide the Commitment and make the Loans. Without affecting any of any Lender’s rights and remedies hereunder or in respect hereof, if a Borrower fails to pay the applicable Make-Whole Amount when due, then the amount thereof shall thereafter bear interest until paid in full at the Default Rate.

(c)Section 6.01(g) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(g)Borrowing Base Report. Together with each Borrowing Request solely to the extent required pursuant to Section 4.02(e) (but in no event less often than weekly, during the Initial Increased Reporting Period and any subsequent Increased Reporting Period, monthly, during an Extended Reporting Period, and on each second week, during any other time), a fully completed and executed Borrowing Base Report as of the last Business Day of the previous week and on or before the 3rd day of each week (during an Increased Reporting Period) or each second week (during any other time that is not an Extended Reporting Period) or on the fifth Business Day of each month as of the end of the last day of the prior month (during an Extended Reporting Period), in each case detailing the Eligible Accounts, Eligible Retainage Accounts, Eligible Unbilled Retainage Accounts, Eligible Equipment and Eligible Fleet Equipment, containing a calculation of Revolver Availability Reserves, Term Loan Reserves, and Revolver Availability and reflecting all sales, collections, debit and credit adjustments, and a detailed calculation of those Accounts that are not Eligible Accounts, those Retainage Accounts that are not Eligible Retainage Accounts or Eligible Unbilled Retainage Accounts, a calculation of Accounts owing directly from Governmental Account Debtors and indirectly from

Account Debtors who are not Governmental Account Debtors but that relate to projects for whom the end customer is a Governmental Account Debtor, Liquidity as of the date of such Borrowing Base Report, and a calculation of average collections with respect to all Accounts created by Borrowers for the trailing twenty-eight day period, all which calculations shall be prepared under the supervision of the chief financial officer of each Borrower and certified by such officer.

(d)Sections 6.01(l) and (n) of the Loan Agreement are hereby amended by replacing each reference to the “15th” with “30th”.

(e)Section 6.13(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(a)Consolidated Fixed Charge Coverage Ratio. The Loan Parties and their Subsidiaries, on a consolidated basis, shall maintain, as of the end of each Fiscal Quarter for the applicable TFQ Test Period then ended, a Consolidated Fixed Charge Coverage Ratio of not less than the required amount set forth opposite thereto in the following table:

Period	Fixed Charge Coverage Ratio
TFQ Test Period ending September 30, 2025 and each TFQ Test Period thereafter	1.00:1.00

(f)Section 6.13(e) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(e)Minimum Liquidity. The Loan Parties and their Subsidiaries shall cause Liquidity to not fall below the applicable required amount set forth in the table below (such amounts, the “Minimum Liquidity Threshold”) neither (i) for more than three (3) consecutive Business Days nor (ii) as of the close of business on Friday of each week (in each case unless otherwise consented to in writing by Agent for any specified period of time, which consent may be retroactive):

Period	Amount
From the Sixth Amendment Effective Date through the Maturity Date	$15,000,000

(g)Section 7.02(g) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(g)Investments in, or constituting, Joint Ventures that at any time do not exceed $7,000,000 in the aggregate; provided that at the time of the making of any such Investment, Payment Conditions are satisfied.

(i)Section 7.02 of the Loan Agreement is hereby amended by adding the following sentence at the end of such section:

“Notwithstanding anything to the contrary contained herein, no Investments in a Joint Venture may be made other than pursuant to Section 7.02(g) of the Loan Agreement”.

3.Conditions to Effectiveness. This Amendment shall become effective on upon the satisfaction of the following conditions precedent, each in form and substance acceptable to Administrative Agent:

(a)Administrative Agent’s receipt of a copy of this Amendment executed by each Borrowers, the Lenders and each Agent, together with each of the documents, agreements and instruments to be delivered on or prior to the date hereof and listed on Exhibit A (Closing Checklist) attached hereto, other than those items listed in the post-closing section thereof, in each case in form and substance reasonably satisfactory to Administrative Agent;

(b)the representations and warranties contained herein shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date); and

(c)The Agents and Lenders and their counsel shall have received the Amendment Fee required to be paid on the date of this Amendment pursuant to this Amendment (it being understood that this condition shall be deemed to have been satisfied if Administrative Agent charges the Loan Account for such Amendment Fee pursuant to Section 2.01(b)(v) of the Loan Agreement).

4.Representations and Warranties. In order to induce each Agent and the Lenders to enter into this Amendment, each Borrower hereby represents and warrants to each Agent and the Lenders that:

(a)all representations and warranties of the Loan Parties contained in the Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date);

(b)after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and

(c)this Amendment constitutes legal, valid and binding obligation of such Borrower, and is enforceable against such Borrower, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other Laws of general application affecting enforcements of creditors’ rights or general principles of equity.

5.Post-Closing Covenants.

(a)On or before the fifth (5th) Business Day following the Sixth Amendment Effective Date (or such later date agreed to by Administrative Agent in writing), Agent shall have received duly executed and effective amendments to each Deed of Trust reflecting the extension of the Revolver Commitment Termination Date and Term Loan Maturity Date effectuated by this Amendment, in each case in form and substance acceptable to Agent, which amendments have been duly recorded in the applicable recording office.

(b)On or before the fifth (5th) Business Day following the Sixth Amendment Effective Date (or such later date agreed to by Administrative Agent in writing), Agent shall have received duly executed and effective amendments to each Ship Mortgage reflecting the extension of the Revolver Commitment Termination Date and Term Loan Maturity Date effectuated by this Amendment, in each case in form and substance acceptable to Agent, which amendments have been duly recorded with the National Vessel Documentations Center.

(c)On or before the fifth (5th) Business Day following the Sixth Amendment Effective Date (or such later date agreed to by the Administrative Agent in writing), in lieu of the requirement to deliver such items pursuant to the terms of the Loan Agreement and the Guaranty and Security within the time limits set forth therein (which obligations shall for the avoidance of doubt remain in effect with respect to any other Pledged Interests (as defined in the Guaranty and Security Agreement) of Orion Government Services, LLC or any other Person), the Borrowers shall have delivered to Agent a duly executed Pledged Interest Addendum, irrevocable proxy, and registration page and all other documents or instruments requested by Administrative Agent necessary or desirable to effectuate the pledge of the Pledged Interests (as defined in the Guaranty and Security Agreement) of Orion Government Services, LLC held by each of Orion Industrial Construction, LLC and Orion Concrete Construction, LLC.

Notwithstanding anything to the Loan Agreement to the contrary, a breach of any covenant set forth in this Section 5 shall constitute and immediate Event of Default.

6.Effect of Amendment. Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or any Agent under the Loan Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Loan Document, all of which shall remain unchanged and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Loan Document in similar or different circumstances.

7.Reaffirmation and Confirmation. Each Loan Party hereby ratifies, affirms, acknowledges and agrees that the Loan Agreement and the other Loan Documents to which it is a party represent the valid, enforceable and collectible obligations of such Loan Party, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Loan Agreement or any other Loan Document. Each Loan Party hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Loan Party in all respects.

8.Release.

(a)In consideration of the agreements of Agents and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agents and the Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (each Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any such Loan Party or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever in relation to, or in any way in connection with any of the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto which arises at any time on or prior to the day and date of this Amendment.

(b)Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

9.Miscellaneous.

(a)Amendment Fee. In consideration of the agreements of Agents and the Lenders set forth herein, the Borrowers agree to pay to Administrative Agent an amendment fee (the “Amendment Fee”) of $154,500. The Administrative Agent may share any portion of such Amendment Fee with the

Lenders in its sole discretion. The Amendment Fee will be non-refundable, fully earned and due and payable on the date hereof.

(b)Expenses. Each Borrower agrees to pay on demand all reasonable out-of-pocket expenses incurred by Agents in connection with the preparation, negotiation, execution and delivery of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 8(b) shall survive any termination of the Loan Agreement.

(c)Choice of Law and Venue; Jury Trial Waiver; Judicial Reference Section. Without limiting the applicability of any other provision of the Loan Agreement or any other Loan Document, the terms and provisions set forth in Section 10.16 (Governing Law; Jurisdiction; Etc.) and Section 10.17 (Waiver of Right to Jury Trial) of the Loan Agreement are expressly incorporated herein by reference.

(d)Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed counterpart hereto by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

(e)Loan Document. Each Borrower hereby acknowledges and agrees that this Amendment is a Loan Document.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

“BORROWERS”:

ORION GROUP HOLDINGS INC., a Delaware corporation

By:	/s/ Gordon Scott Thanisch
Name:	Gordon Scott Thanisch
Title:	CFO

ORION MARINE CONSTRUCTION INC., a Florida corporation

By:	/s/ Gordon Scott Thanisch
Name:	Gordon Scott Thanisch
Title:	CFO

ORION INDUSTRIAL CONSTRUCTION, LLC, a Louisiana limited liability company

By:	/s/ Gordon Scott Thanisch
Name:	Gordon Scott Thanisch
Title:	CFO

SSL SOUTH, LLC, a Florida limited liability company

By:	/s/ Gordon Scott Thanisch
Name:	Gordon Scott Thanisch
Title:	CFO

ORION GOVERNMENT SERVICES, LLC, a Washington limited liability company

By:	/s/ Gordon Scott Thanisch
Name:	Gordon Scott Thanisch
Title:	CFO

INDUSTRIAL CHANNEL AND DOCK COMPANY, a Texas corporation

By:	/s/ Gordon Scott Thanisch
Name:	Gordon Scott Thanisch
Title:	CFO

COMMERCIAL CHANNEL AND DOCK COMPANY, a Texas corporation

By:	/s/ Gordon Scott Thanisch
Name:	Gordon Scott Thanisch
Title:	CFO

T.LAQUAY DREDGING, LLC, a Texas limited liability company

By:	/s/ Gordon Scott Thanisch
Name:	Gordon Scott Thanisch
Title:	CFO

KING FISHER MARINE SERVICE, LLC, a Texas limited liability company

By:	/s/ Gordon Scott Thanisch
Name:	Gordon Scott Thanisch
Title:	CFO

ORION CORPORATE SERVICES, LLC, a Texas limited liability company

By:	/s/ Gordon Scott Thanisch
Name:	Gordon Scott Thanisch
Title:	CFO

ARTEMIS BUSINESS SOLUTIONS, LLC, a Louisiana limited liability company

By:	/s/ Gordon Scott Thanisch
Name:	Gordon Scott Thanisch
Title:	CFO

ORION ADMINISTRATIVE SERVICES, INC., a Texas corporation

By:	/s/ Gordon Scott Thanisch
Name:	Gordon Scott Thanisch
Title:	CFO

EAST & WEST JONES PLACEMENT AREAS, LLC, a Texas limited liability company

By:	/s/ Gordon Scott Thanisch
Name:	Gordon Scott Thanisch
Title:	CFO

Signature Page to Amendment No. 6 to Loan Agreement

PREFERRED TOOL SERVICES, INC., a Texas corporation

By:	/s/ Gordon Scott Thanisch
Name:	Gordon Scott Thanisch
Title:	CFO

ORION MARINE GROUP, LLC, a Texas limited liability company

By:	/s/ Gordon Scott Thanisch
Name:	Gordon Scott Thanisch
Title:	CFO

ORION MARINE CONTRACTORS, INC., a Delaware corporation

By:	/s/ Gordon Scott Thanisch
Name:	Gordon Scott Thanisch
Title:	CFO

SCHNEIDER E&C COMPANY, INC., a Florida corporation

By:	/s/ Gordon Scott Thanisch
Name:	Gordon Scott Thanisch
Title:	CFO

ORION CONCRETE CONSTRUCTION, LLC, a Delaware limited liability company

By:	/s/ Gordon Scott Thanisch
Name:	Gordon Scott Thanisch
Title:	CFO

TAS CONCRETE CONSTRUCTION LLC, a Delaware limited liability company

By:	/s/ Gordon Scott Thanisch
Name:	Gordon Scott Thanisch
Title:	CFO

TONY BAGLIORE CONCRETE, INC., a Texas corporation

By:	/s/ Gordon Scott Thanisch
Name:	Gordon Scott Thanisch
Title:	CFO

Signature Page to Amendment No. 6 to Loan Agreement

T.A.S. COMMERCIAL CONCRETE SOLUTIONS, LLC, a Texas limited liability company

By:	/s/ Gordon Scott Thanisch
Name:	Gordon Scott Thanisch
Title:	CFO

T.A.S. PROCO, LLC, a Texas limited liability company

By:	/s/ Gordon Scott Thanisch
Name:	Gordon Scott Thanisch
Title:	CFO

MISENER MARINE CONSTRUCTION, INC., a Georgia corporation

By:	/s/ Gordon Scott Thanisch
Name:	Gordon Scott Thanisch
Title:	CFO

ORION CONSTRUCTION, LLC, a Texas limited liability company

By:	/s/ Gordon Scott Thanisch
Name:	Gordon Scott Thanisch
Title:	CFO

ORION MARINE CONSTRUCTION BAHAMAS, LLC,

By:	/s/ Gordon Scott Thanisch
Name:	Gordon Scott Thanisch
Title:	CFO

Signature Page to Amendment No. 6 to Loan Agreement

AGENTS:

WHITE OAK COMMERCIAL FINANCE, LLC, a Delaware limited liability company, as Administrative Agent and Collateral Agent

By:	/s/ Meredith Fitz
Name:	Meredith Fitz
Title:	EVP

LENDERS:

WHITE OAK ABL 3, LLC,

By:	/s/ Meredith Fitz
Name:	Meredith Fitz
Title:	EVP